Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Centex Corp.


Date Purchased:			4/28/04


Price Per Share:		$99.86


Shares Purchased
by the Portfolio *:		765


Total Principal Purchased
by the Portfolio *:		$76,393


% of Offering Purchased
by the Portfolio:		0.22000%


Broker:				Salomon Smith Barney


Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Encana Corp. Yankee


Date Purchased:			7/28/04


Price Per Share:		$99.12


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$29,736


% of Offering Purchased
by the Portfolio:		0.04000%


Broker:				Lehman Brothers


Member:				Junior Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Collins & Aikman Products 144A


Date Purchased:			8/17/04


Price Per Share:		$99.75


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$9,975


% of Offering Purchased
by the Portfolio:		0.02000%


Broker:				Jeffries & Co., Inc.


Member:				Joint Lead Manager




Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Echostar DBS Corp. 144A


Date Purchased:			9/20/04


Price Per Share:		$99.10


Shares Purchased
by the Portfolio *:		155


Total Principal Purchased
by the Portfolio *:		$15,361


% of Offering Purchased
by the Portfolio:		0.02000%


Broker:				Banc of America Securities,LLC


Member:				Joint Lead Manager